UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 14, 2006
G REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-50261 (Commission File Number)	52-2362509 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable
Former name or former address, if changed since last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
ITEM 9.01 Financial Statements and Exhibits.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
On June 26, 2006, we entered into an agreement, or the Agreement, for the sale of the Hawthorne Plaza property located in San Francisco, California, or the Property, to TMG Partners, an unaffiliated third party for a sales price of $127,000,000. Pursuant to the terms of the Agreement, the sale was subject to customary closing conditions and expected to close in the third quarter of 2006.
On August 2, 2006, August 3, 2006, August 4, 2006, and August 7, 2006, we entered into the First, Second, Third, and Fourth Amendment, respectively, to the Agreement to extend the inspection period and due diligence expiration date to August 3, 2006, August 4, 2006, August 7, 2006, and August 8, 2006, respectively. On August 8, 2006, we entered into the Fifth Amendment to the Agreement to amend the sales price to $125,000,000 and extend the closing date to September 14, 2006.
On September 1, 2006, TMG Partners assigned all of its rights, title and interest under the Agreement to 75 Hawthorne Associates, LLC, or Buyer, an unaffiliated third party.
On September 14, 2006, we sold the Property to Buyer for the sales price of $125,000,000. We sold the property pursuant to the plan of liquidation approved by our stockholders on February 27, 2006. We received net cash proceeds totaling approximately $68,261,000 after payment of the related mortgage loan, closing costs and other transaction expenses. A property disposition fee of $1,875,000, or 1.5%, of the sales price was paid to Triple Net Realty, Inc., or Realty, of which 75% was passed through to Triple Net Properties, LLC, our advisor, pursuant to an agreement between our advisor and Realty. A sales commission of $750,000, or 0.6% of the sales price, was also paid to an unaffiliated broker.
The above descriptions of the Agreement and the amendments are qualified in their entirety by the terms of: (i) the Agreement; and (ii) the First, Second, Third, Fourth and Fifth Amendment to the Agreement, attached as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, respectively, of our Form 10-Q filed on August 10, 2006.
ITEM 9.01 Financial Statements and Exhibits.
     (b) Pro forma financial information.
     The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
I.	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of June 30, 2006 (Liquidation Basis)

II.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Three Months Ended June 30, 2006 (Liquidation Basis)

III.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Six Months Ended June 30, 2006 (Liquidation Basis)

IV.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005 (Going Concern Basis)

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our December 31, 2005 Annual Report on Form 10-K and our June 30, 2006 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statement of net assets as of June 30, 2006 (liquidation basis) is presented as if the disposition of the Property had occurred on June 30, 2006.
The accompanying unaudited pro forma condensed consolidated statements of changes in net assets for the three and six months ended June 30, 2006 (liquidation basis) is presented as if the disposition of the Property had occurred on January 1, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 (going concern basis) is presented as if the disposition of the Property had occurred on January 1, 2005.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of June 30, 2006
(Unaudited — Liquidation Basis)

		Sale of
	Company	Hawthorne Plaza		Company
	Historical	Property		Pro forma
ASSETS
Real estate investments:
Real estate held for sale	$867,521,000	$(122,125,000)	(A)	$745,396,000
Investments in unconsolidated real estate	16,578,000	—		16,578,000

	884,099,000	(122,125,000)		761,974,000

Cash and cash equivalents	5,212,000	69,228,000	(A)	74,440,000
Restricted cash	11,369,000	—		11,369,000
Investment in marketable securities	1,292,000	—		1,292,000
Accounts receivable, net	5,659,000	—		5,659,000
Accounts receivable from related parties	160,000	—		160,000

Total assets	907,791,000	(52,897,000)		854,894,000

LIABILITIES
Mortgages payable secured by properties held for sale	349,770,000	(51,719,000)	(A)	298,051,000
Credit facility secured by properties held for sale and other debt	61,869,000	—		61,869,000
Accounts payable and accrued liabilities	12,710,000	(289,000)	(A)	12,421,000
Accounts payable due to related parties	1,909,000	—		1,909,000
Security deposits and prepaid rent	5,803,000	(139,000)	(A)	5,664,000
Liability for estimated costs in excess of estimated receipts during liquidation	2,212,000	(19,000)	(B)	2,193,000

Total liabilities	434,273,000	(52,166,000)		382,107,000
Commitments and contingencies

Net assets in liquidation	$473,518,000	$(731,000	)(E)	$472,787,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Three Months Ended June 30, 2006
(Unaudited — Liquidation Basis)

		Sale of
		Hawthorne Plaza
	Company	Property		Company
	Historical	(C)		Pro forma

Net assets in liquidation, beginning of period	$454,184,000	$9,079,000		$463,263,000

Changes in net assets in liquidation:
Changes to liability for estimated costs in excess of estimated receipts during liquidation:

Operating income	(6,003,000)	337,000		(5,666,000)
Distributions received from unconsolidated properties	(347,000)	—		(347,000)
Payments of liquidation costs and other amounts	4,824,000	(110,000)		4,714,000
Distributions to stockholders	—	—		—
Change in estimated costs in excess of estimated receipts during liquidation	1,212,000	(841,000)		371,000

Change to liability for estimated costs in excess of estimated receipts during liquidation	(314,000)	(614,000)		(928,000)

Change in fair value of assets and liabilities:
Change in fair value of marketable securities	(31,000)	—		(31,000)
Change in fair value of real estate investments	26,390,000	(19,960,000)		6,430,000

Change in assets and liabilities due to activity in liability for estimated costs in excess of estimated receipts during liquidation	1,525,000	(227,000)		1,298,000

Net increase (decrease) in fair value	27,884,000	(20,187,000)		7,697,000

Liquidating distributions to stockholders	(8,236,000)	—		(8,236,000)

Change in net assets in liquidation	19,334,000	(20,801,000)		(1,467,000)

Net assets in liquidation, end of period	$473,518,000	$(11,722,000	)(E)	$461,796,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2006
(Unaudited — Liquidation Basis)

		Sale of
		Hawthorne Plaza
	Company	Property		Company
	Historical	(C)		Pro forma
Net assets in liquidation, beginning of period	$453,459,000	$7,457,000		$460,916,000

Changes in net assets in liquidation:
Changes to liability for estimated costs in excess of estimated receipts during liquidation:

Operating income	(11,702,000)	1,130,000		(10,572,000)
Distributions received from unconsolidated properties	(694,000)	—		(694,000)
Payments of liquidation costs and other amounts	7,139,000	(201,000)		6,938,000
Distributions to stockholders	8,235,000	—		8,235,000
Change in estimated costs in excess of estimated receipts during liquidation	(3,671,000)	781,000		(2,890,000)

Change to liability for estimated costs in excess of estimated receipts during liquidation	(693,000)	1,710,000		1,017,000

Change in fair value of assets and liabilities:
Change in fair value of marketable securities	(82,000)	—		(82,000)
Change in fair value of real estate investments	32,048,000	(19,960,000)		12,088,000
Change in assets and liabilities due to activity in liability for estimated costs in excess of estimated receipts during liquidation	(2,978,000)	(929,000)		(3,907,000)

Net increase (decrease) in fair value	28,988,000	(20,889,000)		8,099,000

Liquidating distributions to stockholders	(8,236,000)	—		(8,236,000)

Change in net assets in liquidation	20,059,000	(19,179,000)		880,000

Net assets in liquidation, end of period	$473,518,000	$(11,722,000	)(E)	$461,796,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
(Unaudited — Going Concern Basis)

		Sale of
		Hawthorne Plaza
	Company	Property	Company
	Historical	(D)	Pro forma
Expenses:
General and administrative	$4,006,000	$—	$4,006,000

Operating loss	(4,006,000)	—	(4,006,000)
Other (expense) income:
Interest expense (including amortization of deferred financing costs)	(2,054,000)	—	(2,054,000)
Interest and dividend income	695,000	—	695,000
Gain on sale of marketable securities	572,000	—	572,000
Equity in earnings of unconsolidated real estate	1,337,000	—	1,337,000
Other expense, net	(250,000)		(250,000)

Loss from continuing operations	$(3,706,000)	$—	$(3,706,000)

Weighted-average number of common shares outstanding — basic and diluted	43,867,000	—	43,867,000

Loss from continuing operations per common share — basic and diluted	$(0.08)	$—	$(0.08)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2005 and the Three and Six Months Ended June 30, 2006
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Adjustments have been made for the sale of the Property to an unaffiliated party for $125,000,000, and therefore the entire balance of our real estate held for sale related to the Property would have been removed. We would have received pro forma net cash proceeds of $69,228,000, after payment of the mortgage loan balance of $51,719,000, mortgage loan interest of $289,000 and security deposits and prepaid rent of $139,000 as of June 30, 2006, and closing costs and other transaction expenses.

(B)	As a result of the pro forma sale as of June 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been decreased by $19,000.

(C)	These adjustments reflect the elimination of the changes in net assets in liquidation attributable to the Property. The unaudited pro forma condensed consolidated statements of changes in net assets for the three and six months ended June 30, 2006 is presented as if the disposition of the Property had occurred on January 1, 2005. The pro forma results exclude the impact of the gain on sale of the Property and the costs related to the disposition.

(D)	Actual revenues and expenses of the Property for the year ended December 31, 2005 were presented as discontinued operations in our consolidated financial statements included in our December 31, 2005 Annual Report on Form 10-K. As such, there are no pro forma adjustments to continuing operations. Loss recorded related to the Property of $1,972,000, or $0.04 per share, for the year ended December 31, 2005 would decrease loss from discontinued operations by such amount. The pro forma results exclude the impact of the gain on sale of the Property and the costs related to the disposition.

(E)	The unaudited pro forma condensed consolidated statements of changes in net assets for the three and six months ended June 30, 2006 is presented as if the disposition of the Property had occurred on January 1, 2005. The unaudited pro forma condensed consolidated statement of net assets as of June 30, 2006 is presented as if the disposition of the Property had occurred on June 30, 2006. As such, there is a difference in the net assets in liquidation as of June 30, 2006 between the unaudited pro forma condensed consolidated statements of changes in net assets and the unaudited pro forma condensed consolidated statement of net assets.

(d) Exhibits.

No.	Description

10.1	Agreement for Purchase and Sale Agreement of Real Property and Escrow Instructions, by and between GREIT-Hawthorne Plaza, LP, and TMG Partners, dated June 26, 2006. (included as Exhibit 10.7 to our Form 10-Q filed on August 10, 2006 and incorporated herein by reference).
10.2	First Amendment to Agreement for Purchase and Sale Agreement of Real Property and Escrow Instructions, by and between GREIT-Hawthorne Plaza, LP, and TMG Partners, dated August 2, 2006 (included as Exhibit 10.8 to our Form 10-Q filed on August 10, 2006 and incorporated herein by reference).
10.3	Second Amendment to Agreement for Purchase and Sale Agreement of Real Property and Escrow Instructions, by and between GREIT-Hawthorne Plaza, LP, and TMG Partners, dated August 3, 2006 (included as Exhibit 10.9 to our Form 10-Q filed on August 10, 2006 and incorporated herein by reference).
10.4	Third Amendment to Agreement for Purchase and Sale Agreement of Real Property and Escrow Instructions, by and between GREIT-Hawthorne Plaza, LP, and TMG Partners, dated August 4, 2006 (included as Exhibit 10.10 to our Form 10-Q filed on August 10, 2006 and incorporated herein by reference).
10.5	Fourth Amendment to Agreement for Purchase and Sale Agreement of Real Property and Escrow Instructions, by and between GREIT-Hawthorne Plaza, LP, and TMG Partners, dated August 7, 2006 (included as Exhibit 10.11 to our Form 10-Q filed on August 10, 2006 and incorporated herein by reference).
10.6	Fifth Amendment to Agreement for Purchase and Sale Agreement of Real Property and Escrow Instructions, by and between GREIT-Hawthorne Plaza, LP, and TMG Partners, dated August 8, 2006 (included as Exhibit 10.12 to our Form 10-Q filed on August 10, 2006 and incorporated herein by reference).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.
Date: September 19, 2006	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer and President